Exhibit 99.1

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of December 8, 2010 (this “Amendment”), relating to the Credit Agreement referenced below, is by and among Speedway Motorsports, Inc., a Delaware corporation (“Speedway Motorsports”), and Speedway Funding, LLC, a Delaware limited liability company) (“Speedway Funding” and together with Speedway Motorsports, the “Borrowers”), the subsidiaries and related parties identified as Guarantors on the signature pages hereto, the Lenders identified on the signature pages hereto, and Bank of America, N.A., a national banking association, as Administrative Agent (in such capacity, the “Administrative Agent”). Terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement (as amended hereby).

W I T N E S S E T H

WHEREAS, a $300 million revolving credit facility has been extended to the Borrowers pursuant to the terms of that certain Amended and Restated Credit Agreement dated as of July 14, 2009 (as amended and modified from time to time, the “Credit Agreement”) among the Borrowers, the subsidiaries and related parties identified as guarantors therein, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent;

WHEREAS, the Borrowers have requested certain modifications to the Credit Agreement;

WHEREAS, the requested modifications require the approval of the Required Lenders;

WHEREAS, by act of the Required Lenders, the Lenders have agreed to the requested modifications on the terms and conditions set forth herein;

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendments. The Credit Agreement is hereby amended as follows:

(a) The definitions of “Consolidated EBIT”, “Consolidated EBITDA” and “Subordinated Debt” in Section 1.1 (Definitions) are amended to read as follows, respectively:

“Consolidated EBIT” means, for any period, the sum of (i) Consolidated Net Income for such period, plus (ii) an amount which, in the determination of Consolidated Net Income for such period, has been deducted for (A) Consolidated Interest Expense, (B) total federal, state, local and foreign income, value added and similar taxes, and (C) cash paid tender premiums with respect to the Senior Subordinated Notes, all as determined in accordance with GAAP.

“Consolidated EBITDA” means, for any period, the sum of (i) Consolidated Net Income for such period, plus (ii) an amount which, in the determination of Consolidated Net Income for such period, has been deducted for (A) Consolidated Interest Expense, (B) total federal, state, local and foreign income, value added and similar taxes, (C) depreciation and amortization expense, and (D) cash paid tender premiums with respect to the Senior Subordinated Notes, all as determined in accordance with GAAP.

“Subordinated Debt” means any Indebtedness of Speedway Motorsports and its consolidated Subsidiaries which by its terms is expressly subordinated in right of payment to the prior payment of the obligations of the Credit Parties under the Credit Documents on terms and conditions and evidenced by documentation satisfactory to the Administrative Agent, including, without limitation, the Senior Subordinated Notes and any Subordinated Debt issued pursuant to any Additional Subordinated Debt Indenture.

(b) Section 1.1 (Definitions) is amended to include new definitions as follows:

“Additional Senior Debt” means any indebtedness initially incurred by the Borrowers on or after December 8, 2010.

“Additional Senior Debt Indenture” means any indenture executed by the Borrowers on or after December 8, 2010 that governs the terms of any Additional Senior Debt.

“Additional Subordinated Debt” means any Subordinated Debt initially incurred by the Borrowers on or after December 8, 2010.

“Additional Subordinated Debt Indenture” means any indenture executed by the Borrowers on or after December 8, 2010 that governs the terms of any Additional Subordinated Debt.

(c) The definition of “Change of Control” in Section 1.1 (Definitions) is amended to include a new clause (e) to read as follows:

(e) any “change of control” (such term or any other similar term as used in any Additional Senior Debt Indenture or any Additional Subordinated Debt Indenture) shall occur pursuant to the terms of any Additional Senior Debt Indenture or any Additional Subordinated Debt Indenture.

(d) Clause (a) of the definition of “Funded Indebtedness” in Section 1.1 (Definitions) is amended to read as follows:

(a) the outstanding principal amount of (i) all obligations for borrowed money, whether current or long-term (including the Obligations hereunder and all Indebtedness evidenced by the 2009 Senior Notes, the Senior Subordinated Notes, any Additional Senior Debt and any Subordinated Debt), and (ii) all obligations evidenced by bonds, debentures, notes, loan agreements or other similar instruments;

(e) The definition of “Permitted Liens” in Section 1.1 (Definitions) is amended to include a new clause (xi) to read as follows:

(xi) Liens in favor of the Issuing Lender or the Swingline Lender, as applicable, on cash collateral securing the Obligations of a Defaulting Lender or an Impacted Lender to fund risk participations in LOC Obligations and Swingline Loans.

(f) Section 6.15 (Purpose of Loans) is amended to include a new clause (vii) to read as follows:

(vii) to refinance, prepay and/or make repurchases of the Senior Subordinated Notes to the extent permitted under Section 8.6.

(g) Section 6.19 (Subordinated Indebtedness) is amended to read as follows:

6.19 Subordinated Indebtedness.

The Borrowers’ Obligations constitute (a) “Senior Indebtedness” as such term is defined in the Indenture and (b) “senior indebtedness” as such term or any other similar term is used in any applicable Additional Subordinated Debt Indenture. The Indebtedness represented by each of the Indenture and any Additional Subordinated Debt Indenture is subordinate to the Loans.

(h) Clauses (b), (c) and (d) of Section 7.11 (Financial Covenants) are amended to read as follows, respectively:

(b) Consolidated Total Leverage Ratio. The Consolidated Total Leverage Ratio shall be no greater than (i) 4.00 to 1.0 for the fiscal quarters ending December 31, 2010 and March 31, 2011; (ii) 3.75 to 1.00 for the fiscal quarter ending June 30, 2011; and (iii) 3.50 to 1.0 for the fiscal quarter ending September 30, 2011 and at each Calculation Date thereafter.

(c) Consolidated Senior Leverage Ratio. Until such time as the Borrowers have incurred Additional Senior Debt or Additional Subordinated Debt permitted under Section 8.1(d), the Consolidated Senior Debt Leverage Ratio at each Calculation Date shall be no greater than 2.50 to 1.0 for the fiscal quarter ending December 31, 2010 and at each Calculation Date thereafter. At such time as the Borrowers have incurred Additional Senior Debt or Additional Subordinated Debt permitted under Section 8.1(d), the Borrowers shall have no further obligation with respect to the Consolidated Senior Leverage Ratio.

(d) Consolidated Capital Charges Coverage Ratio. The Consolidated Capital Charges Coverage Ratio at each Calculation Date shall be no less than (i) 2.00 to 1.0 for the fiscal quarter ending December 31, 2010; (ii) 2.25 to 1.0 for the fiscal quarters ending March 31, 2011 and June 30, 2011; (iii) 2.50 to 1.0 for the fiscal quarter ending September 30, 2011; and (iv) 2.75 to 1.0 for the fiscal quarter ending December 31, 2011 and at each Calculation Date thereafter.

(i) Clause (c) of Section 7.12 (Additional Credit Parties) is amended to read as follows:

(c) Notwithstanding anything to the contrary contained herein, the Borrowers will promptly provide, or cause to be provided, to the Administrative Agent, an executed Joinder Agreement, together with the related deliveries set forth in clause (a)(ii) above, from any Subsidiary or Affiliate of Speedway Motorsports that gives a guaranty in respect of the Senior Subordinated Notes or any other Subordinated Indebtedness.

(j) The portion of clause (d) of Section 8.1 (Indebtedness) preceding the proviso contained therein is amended to read as follows:

(d) Indebtedness evidenced by, or any guaranty of, (i) the Senior Subordinated Notes, (ii) the 2009 Senior Notes and (iii) so long as the aggregate principal amount of such Indebtedness is at least $150,000,000 and not more than $200,000,000 and the proceeds thereof (net of actual costs and taxes) are used solely to refinance, prepay and/or make repurchases of the Senior Subordinated Notes, Indebtedness issued pursuant to any Additional Subordinated Debt Indenture or any Additional Senior Indenture, and in each case any refinancings, refundings, renewals or extensions thereof;

(k) Clause (h) of Section 8.1 (Indebtedness) is amended to read as follows:

(h) unsecured Indebtedness not to exceed $15,000,000 in the aggregate;

(l) The final proviso to Section 8.1 (Indebtedness) is amended to read as follows:

provided, however, with respect to any Indebtedness proposed to be refinanced pursuant to clause (b) or incurred or refinanced pursuant to clauses (c), (f) or (g) hereof, such Indebtedness shall be permitted under this Section 8.1 only if the Administrative Agent shall have received written evidence from the Borrowers satisfactory to the Administrative Agent that such Indebtedness will be incurred or refinanced pursuant to a provision of the Indenture other than Section 4.09(c)(i) thereof and any provision establishing a similar, specific limitation on the maximum amount of credit agreement debt in any Additional Subordinated Debt Indenture.

(m) Section 8.6 (Restricted Payments) is amended to read as follows:

8.6 Restricted Payments.

None of the Credit Parties or their Subsidiaries will directly or indirectly declare, order, make or set apart any sum for or pay any Restricted Payment, except (i) to make dividends payable solely in the same class of Capital Stock of such Person, (ii) to make dividends payable to any Domestic Credit Party, (iii) provided no Default or Event of Default then exists or would be caused thereby, Speedway Motorsports may make dividends payable on its preferred and/or common stock and/or make stock repurchases of up to (A) $75,000,000 in the aggregate annually, if the Consolidated Total Leverage Ratio for the four quarter period ending as of the most recent Calculation Date is less than 2.75 to 1.0 or (B) $50,000,000 in the aggregate annually, if the Consolidated Total Leverage Ratio for the four quarter period ending as of the most recent Calculation Date is greater than or equal to 2.75 to 1.0, and (iv) provided no Default or Event of Default then exists or would be caused thereby, Speedway Motorsports may refinance, prepay and/or make repurchases (for immediate retirement) of the Senior Subordinated Notes.

(n) Clause (b) of Section 8.14 (No Further Negative Pledges) is amended to read as follows:

(b) contained within the Indenture or any Additional Subordinated Debt Indenture,

(o) Section 8.15 (Designated Senior Indebtedness) is amended to read as follows:

8.15 Designated Senior Indebtedness.

Neither Speedway Motorsports nor any of its Subsidiaries will designate any Indebtedness (other than Indebtedness arising under this Credit Agreement and the other Credit Documents) as “Designated Senior Indebtedness” (as such term is defined in the Indenture or any Additional Subordinated Debt Indenture, as applicable) or “designated senior indebtedness” (such term or any other similar term as used in any Additional Subordinated Debt Indenture).

(p) The last paragraph of Section 11.6 (Amendments, Waivers and Consents) is amended to read as follows:

Notwithstanding the above, the right to deliver a “Payment Blockage Notice” (as such term is defined in the Indenture or any Additional Subordinated Debt Indenture, as applicable) or any “payment blockage notice” (such term or any other similar term as used in any Additional Subordinated Debt Indenture) shall, in each case, reside solely with the Administrative Agent and the Administrative Agent shall deliver such Payment Blockage Notice or any such “payment blockage notice”, as applicable, only upon the direction of the Required Lenders.

2. Conditions Precedent. This Amendment shall be effective as of the date hereof upon satisfaction of each of the following conditions precedent:

(a) Executed Amendment. The Administrative Agent’s receipt of counterparts of this Amendment duly executed by the Borrowers, the Guarantors, Required Lenders and the Administrative Agent.

(b) Secretary’s Certificate. The Administrative Agent’s receipt of a duly executed certificate of an executive officer, secretary, assistant secretary or general counsel of each Credit Party, in form and substance satisfactory to the Administrative Agent and the Lenders, attaching each of the following documents and certifying that each is true, correct and complete and in full force and effect as of the date hereof:

(i) Articles of Incorporation. Copies of its articles of incorporation or certificate of formation, certified to be true and complete as of a recent date by the appropriate Governmental Authority of the state of its organization, unless an executive officer, secretary, assistant secretary or general counsel of such Credit Party certifies in the secretary’s certificate that the copies of its articles of incorporation or certificate of formation previously delivered to the Administrative Agent at the closing of the Credit Agreement or in connection with a prior amendment or joinder agreement have not been amended, supplemented or otherwise modified and remain in full force and effect as of the date hereof;

(ii) Bylaws. Copies of its bylaws or operating agreement, unless an executive officer, secretary, assistant secretary or general counsel of such Credit Party certifies in the secretary’s certificate that the copies of its bylaws or operating agreement previously delivered to the Administrative Agent at the closing of the Credit Agreement or in connection with a prior amendment or joinder agreement have not been amended, supplemented or otherwise modified and remain in full force and effect as of the date hereof;

(iii) Resolutions. Copies of its resolutions approving and adopting this Amendment and the transactions contemplated herein, and authorizing the execution and delivery hereof; and

(iv) Incumbency. Incumbency certificates identifying the executive officers of each Credit Party who are authorized to execute this Amendment and related documents and to act on such Credit Party’s behalf in connection with this Amendment and the Credit Documents.

(c) Fees. All fees (including all reasonable fees, expenses and disbursements of Moore & Van Allen, PLLC) due in connection herewith, which fees shall be deemed fully earned and due and payable on the effective date of this Amendment.

3. Representations and Warranties. Each of the Credit Parties hereby represents and warrants in connection herewith that as of the date hereof (after giving effect hereto) (a) the representations and warranties set forth in Section 6 of the Credit Agreement are true and correct in all material respects (except those which expressly relate to an earlier date), and (b) no Default or Event of Default has occurred and is continuing under the Credit Agreement.

4. Acknowledgments, Affirmations and Agreements. Each of the Credit Parties (i) acknowledges and consents to all of the terms and conditions of this Amendment, (ii) affirms all of its obligations under the Credit Documents and (iii) agrees that this Amendment does not operate to reduce or discharge the Guarantors’ obligations under the Credit Agreement or the other Credit Documents.

5. Credit Agreement. Except as expressly modified hereby, all of the terms and provisions of the Credit Agreement remain in full force and effect.

6. Expenses. The Borrowers jointly and severally agree to pay all reasonable costs and expenses in connection with the preparation, execution and delivery of this Amendment, including the reasonable fees and expenses of the Administrative Agent’s legal counsel.

7. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original. It shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

8. Governing Law. This Amendment shall be deemed to be a contract under, and shall for all purposes be construed in accordance with, the laws of the State of North Carolina.

[Signatures on Following Pages]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

THE BORROWERS:	SPEEDWAY MOTORSPORTS, INC.,
a Delaware corporation

	By:	/s/ William R. Brooks
	Name:	William R. Brooks
	Title:	Vice Chairman and Chief Financial Officer

SPEEDWAY FUNDING, LLC,
a Delaware limited liability company

	By:	/s/ William R. Brooks
	Name:	William R. Brooks
	Title:	President

[Signatures Continue]

SPEEDWAY MOTORSPORTS, INC.

FIRST AMENDMENT TO 2009 CREDIT AGREEMENT

GUARANTORS:	ATLANTA MOTOR SPEEDWAY, LLC,
a Georgia limited liability company
BRISTOL MOTOR SPEEDWAY, LLC,
a Tennessee limited liability company
CHARLOTTE MOTOR SPEEDWAY, LLC,
a North Carolina limited liability company
INEX CORP.,
a North Carolina corporation
KENTUCKY RACEWAY, LLC
a Kentucky limited liability company
LAS VEGAS MOTOR SPEEDWAY, LLC,
a Delaware limited liability company
NEVADA SPEEDWAY, LLC,
a Delaware limited liability company
NEW HAMPSHIRE MOTOR SPEEDWAY, INC.,
a New Hampshire corporation
SMI SYSTEMS, LLC
a Nevada limited liability company
SMI TRACKSIDE, LLC,
a North Carolina limited liability company
SMISC HOLDINGS, INC.,
a North Carolina corporation
SPEEDWAY MEDIA, LLC,
a North Carolina limited liability company
SPEEDWAY PROPERTIES COMPANY, LLC,
a Delaware limited liability company
SPEEDWAY SONOMA, LLC,
a Delaware limited liability company
TEXAS MOTOR SPEEDWAY, INC.,
a Texas corporation
U.S. LEGEND CARS INTERNATIONAL, INC.,
a North Carolina corporation

	By:	/s/ William R. Brooks
	Name:	William R. Brooks
	Title:	Authorized Signatory

TSI MANAGEMENT COMPANY, LLC,
a North Carolina limited liability company

	By:	SMISC Holdings, Inc., Manager

	By:	/s/ William R. Brooks
	Name:	William R. Brooks
	Title:	Executive Vice President

[Signatures Continue]

SPEEDWAY MOTORSPORTS, INC.

FIRST AMENDMENT TO 2009 CREDIT AGREEMENT

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A.,
in its capacity as the Administrative Agent

	By:	/s/ Bridgett J. Manduk
	Name:	Bridgett J. Manduk
	Title:	Assistant Vice President

LENDERS:	BANK OF AMERICA, N.A.,
in its capacity as a Lender, Swingline Lender and Issuing Lender

	By:	/s/ Stephen Vogel
	Name:	Stephen Vogel
	Title:	Vice President

BANK OF THE WEST

By:
Name:
Title:

COMERICA BANK

	By:	/s/ Blake Arnett
	Name:	Blake Arnett
	Title:	Vice President

FIRST TENNESSEE BANK NATIONAL ASSOCIATION

	By:	/s/ Tiffany E. Gardner
	Name:	Tiffany E. Gardner
	Title:	Senior Vice President

JPMORGAN CHASE BANK, N.A.

	By:	/s/ Sean Golden
	Name:	Sean Golden
	Title:	Vice President

RBC BANK USA

	By:	/a/ Robert L. Spancer
	Name:	Robert L. Spancer
	Title:	Bank Officer

REGIONS BANK

	By:	/s/ Anthony LeTrent
	Name:	Anthony LeTrent
	Title:	Senior Vice President

SPEEDWAY MOTORSPORTS, INC.

FIRST AMENDMENT TO 2009 CREDIT AGREEMENT

SUNTRUST BANK

By:	/s/ Baerbel Freudenthaler
Name:	Baerbel Freudenthaler
Title:	Director

TORONTO DOMINION NEW YORK, LLC

By:
Name:
Title:

US BANK NATIONAL ASSOCIATION

By:	/s/ Steven L. Sawyer
Name:	Steven L. Sawyer
Title:	Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Brad D. Bostick
Name:	Brad D. Bostick
Title:	Senior Vice President

SPEEDWAY MOTORSPORTS, INC.

FIRST AMENDMENT TO 2009 CREDIT AGREEMENT